UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2008

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7900 Westpark Drive, Suite A-315, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

LCC International, Inc. (the "Company") today announced that it has received notice from The Nasdaq Stock Market, LLC ("Nasdaq") that the Company is now compliant with Marketplace Rule 4310(c)(14). As such, the Board of Directors of Nasdaq has withdrawn its February 14th 2008 call for review of the December 19, 2007 decision of the Listing Council. The Listing Council decision granted the Company an extension of time to demonstrate compliance with Rule 4310(c)(14), which requires a Nasdaq-listed company to timely file periodic reports with the SEC and Nasdaq. This matter is now closed and the Company’s securities will continue to be listed on The Nasdaq Global Market. A copy of the press release is furnished with this report as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1: Press Release dated March 5, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

March 5, 2008	By:	/s/ Peter A. Deliso

Name: Peter A. Deliso
Title: Senior Vice President, New Ventures, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 5, 2008